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EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 33-58365) and related Prospectuses, of Transamerica Finance Corporation of our report dated January 23, 1998 with respect to the consolidated financial statements of Transamerica Finance Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1997.




                                                               Ernst & Young LLP

San Francisco, California
March 25, 1998